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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 24, 2001


                           LONG BEACH SECURITIES CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     333-41712                33-0917586
-----------------------------       -------------       ------------------------
(State or Other Jurisdiction        (Commission         (I.R.S. Employer
 of Incorporation)                   File Number)        Identification Number)

      1100 Town & Country Road
            Suite 1600
         Orange, California                                    92868
--------------------------------------                    ---------------
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (714) 541-5378
                                                      -------------


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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)    Not applicable

          (b)    Not applicable

          (c)    Exhibits:


                     Item 601(a) of
                     Regulation S-K
Exhibit No.          Exhibit No.              Description
----------           ----------------         -----------
1                    5.1                      Opinion and Consent of Heller
                                              Ehrman White & McAuliffe LLP









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                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 24, 2001



                                            LONG BEACH SECURITIES CORP.


                                                /s/ Jeffery A. Sorensen
                                            By: --------------------------------
                                            Name:  Jeffery A. Sorensen
                                            Title: Vice President









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                                  EXHIBIT INDEX


                        Item 601(a) of
Exhibit                 Regulation S-K
Number                  Exhibit No.              Description
--------                ---------------          -----------
1                       5.1                      Opinion and Consent of Counsel











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